                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                           NUVEEN INVESTMENT TRUST II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 *AUGUST 2002*


                                IMPORTANT NOTICE
                TO NUVEEN INTERNATIONAL GROWTH FUND SHAREHOLDERS
At an upcoming Special Meeting of shareholders of the Nuveen International Growth Fund, you will be asked to vote upon an important change affecting your Fund.

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided the following brief overview of the issue to be voted on.

Q.  WHY AM I RECEIVING THIS PROXY STATEMENT?


A. Nuveen Institutional Advisory Corp. ("NIAC") serves as the investment adviser of the Nuveen International Growth Fund (the "Fund"). NIAC has entered into an investment sub-advisory agreement with Columbus Circle Investors, LLC ("CCI") through which CCI is retained to furnish investment advisory services to the Fund. Recently, CCI informed the Fund's Board of Trustees that it had made a business decision to focus exclusively on its core domestic equity strategies. As a result, CCI has notified the Board that, effective mid-October, 2002, it will no longer serve as the Fund's sub-adviser. The Fund's Board of Trustees has selected NWQ Investment Management Company, LLC ("NWQ") to be responsible for management of the Fund's investment portfolio, commencing upon CCI's resignation. NWQ is a value-oriented investment firm that manages approximately $6.9 billion in assets for corporate and multi-employer plans, public entities, endowments, foundations and high net worth individuals.



The Board of Trustees has approved a new sub-advisory agreement between NIAC and NWQ. NWQ has a value-oriented international discipline and a strong performance history. The Board of Trustees believes that the selection of NWQ will position the Fund to strongly pursue its investment objective of long-term capital appreciation. NWQ is a subsidiary of The John Nuveen Company, which also owns NIAC, making NWQ an affiliate of NIAC.


In order for NWQ to serve as sub-adviser of the Fund, the Fund's shareholders must approve the new sub-advisory agreement with NWQ. The enclosed Proxy Statement gives you additional information on NWQ and the new sub-advisory agreement as well as certain other matters. THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH NIAC OR NWQ, RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT FOR YOUR FUND.

Q.  WHY IS A VOTE ON THE PROPOSED NEW SUB-ADVISORY AGREEMENT REQUIRED?

A. The Investment Company Act of 1940, which regulates investment companies in the United States such as the Fund, generally requires a shareholder vote to approve a new investment management or sub-advisory agreement.

Q.  WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW SUB-ADVISORY
AGREEMENT?

A. If the new sub-advisory agreement is not approved, the Fund's Board will take such actions as it deems to be in the best interests of the Fund. This is discussed in more detail in the Proxy Statement.

Q. HOW WILL THE CHANGE IN THE SUB-ADVISER FROM CCI TO NWQ AFFECT ME AS A FUND SHAREHOLDER?

A. If NWQ is approved as the Fund's new sub-adviser, NWQ will continue to manage the Fund according to the Fund's current objective of long-term capital appreciation through investments in stocks of foreign companies.


NWQ employs a value-oriented discipline to select primarily dollar-dominated stocks of foreign companies where a catalyst exists that NWQ anticipates will improve profitability and/or unlock value. As a result of differences between this investment discipline and CCI's growth-oriented investment philosophy, the composition of the Fund's investment portfolio is anticipated to change. The Fund will pay the one-time brokerage costs associated with these changes, but thereafter the Fund's annualized turnover is expected to be lower than current levels. In addition, if the Fund recognizes net capital gains as a result of these changes to the Fund's portfolio, the Fund may be required to make taxable capital gain distributions to shareholders. However, it is not anticipated that the Fund will recognize net capital gains.


Q. WILL THE INVESTMENT MANAGEMENT FEE RATE BE THE SAME UPON THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT?

A. Yes, the investment management fee rate paid by the Fund will remain the same. The fees to be paid by NIAC to NWQ will be different than those paid to CCI.

Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT?

A. Yes, the Fund will bear the costs of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement, and all other costs in connection with the solicitation of proxies. Other costs associated with reprinting adviser and investor materials, including prospectuses, fact sheets and guides, will be borne by NIAC.

Q. HOW DO THE TRUSTEES OF THE FUND SUGGEST THAT I VOTE IN CONNECTION WITH THE NEW SUB-ADVISORY AGREEMENT?

A. After careful consideration, the Board of Trustees of the Fund recommends that you vote "FOR" the approval of the new sub-advisory agreement.

Q.  WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of the Fund.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call your financial advisor or call Nuveen at
(800) 257-8787 weekdays during its business hours from 8:00 a.m. to 6:00 p.m. Central time.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. In addition, you may vote by telephone by calling the toll-free number on the proxy card or by computer over the Internet (www.proxyvote.com) and using the control number on the proxy card.

Q.  WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

NOTICE OF SPECIAL MEETING                                    333 West Wacker Drive
OF SHAREHOLDERS - OCTOBER 4, 2002                            Chicago, Illinois 60606
                                                             (800) 257-8787


NUVEEN INTERNATIONAL GROWTH FUND


AUGUST 26, 2002


TO THE CLASS A, CLASS B, CLASS C AND CLASS R SHAREHOLDERS OF THE NUVEEN INTERNATIONAL GROWTH FUND:


Notice is hereby given that the Special Meeting of holders of Class A, Class B, Class C and Class R Shares (collectively, the "shareholders") of the Nuveen International Growth Fund (the "Fund"), a series of Nuveen Investment Trust II, a Massachusetts business trust, will be held in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Friday, October 4, 2002, at 10:30 a.m., Central time, for the following purpose:


    1. To approve a new sub-advisory agreement between NWQ Investment Management Company, LLC ("NWQ") and Nuveen Institutional Advisory Corp. ("NIAC"), the Fund's investment adviser, on behalf of the Fund.

    2. To transact such other business as may properly come before the Special Meeting.


Shareholders of record of the Fund at the close of business on August 14, 2002 are entitled to notice of and to vote at the Fund's Special Meeting.


THE FUND'S BOARD OF TRUSTEES BELIEVES THE SELECTION OF NWQ IS IN THE BEST INTERESTS OF FUND SHAREHOLDERS AND URGES YOU TO VOTE "FOR" THE PROPOSAL.

YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman,
Vice President and Secretary

PROXY STATEMENT                                              333 West Wacker Drive
AUGUST 26, 2002                                              Chicago, Illinois 60606
                                                             (800) 257-8787


NUVEEN INTERNATIONAL GROWTH FUND

GENERAL INFORMATION


THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF TRUSTEES OF THE NUVEEN INTERNATIONAL GROWTH FUND (THE "FUND") OF PROXIES TO BE VOTED AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD ON OCTOBER 4, 2002 (THE "SPECIAL MEETING"), AND AT ANY AND ALL ADJOURNMENTS THEREOF. This Proxy Statement is first being mailed to shareholders of the Fund on or about August 26, 2002.


On the matter coming before the Special Meeting as to which a choice has been specified by the shareholders of the Fund on a properly executed proxy, the shares will be voted accordingly. If no choice is so specified on a properly executed proxy, the shares of the Fund will be voted FOR the approval of the new sub-advisory agreement, as listed in this Proxy Statement. Shareholders of the Fund who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.


A quorum of shareholders is required to take action at the Special Meeting. Thirty percent of the shares entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting powers on a particular matter) as present for purposes of determining a quorum.


For purposes of determining the approval of the matter submitted to the shareholders for a vote, abstentions and broker non-votes will be treated as shares voted against the proposal. The details of the proposal to be voted on by the shareholders of the Fund and the vote required for approval of the proposal are set forth below.

Those persons who were shareholders of record at the close of business on August 14, 2002 will be entitled to one vote for each share held. As of August 14, 2002, 1,422,613 shares of the Fund were issued, outstanding and eligible to vote as follows:



-------------------------------------
CLASS A   CLASS B   CLASS C   CLASS R
SHARES    SHARES    SHARES    SHARES
-------------------------------------
285,556   187,308   353,017   596,732


--------------------------------------------------------------------------------


As of August 14, 2002, the Trustees and executive officers of the Fund individually and as a group beneficially owned less then 1% of any class of the outstanding shares of the Fund. The Trustees and officers of the Fund are provided in Exhibit A. The number of shares owned by Trustees and executive officers of the Fund is also set forth in Exhibit A.



As of August 14, 2002, the following shareholders were known to own beneficially 5% or more of any class of the Fund's shares:



---------------------------------------------------------------------------------------
                        NAME AND ADDRESS OF          AMOUNT AND NATURE OF    PERCENT OF
TITLE OF CLASS           BENEFICIAL OWNER            BENEFICIAL OWNERSHIP      CLASS
---------------------------------------------------------------------------------------
Class A           Merrill Lynch, Pierce Fenner &         131,254.621            9.37%
                  Smith
                  For the benefit of its
                  customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive E
                  Floor 3
                  Jacksonville, FL 32246-6484
Class B           Merrill Lynch, Pierce Fenner &          89,192.401            6.37%
                  Smith
                  For the benefit of its
                  customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive E
                  Floor 3
                  Jacksonville, FL 32246-6484
Class C           Merrill Lynch, Pierce Fenner &         268,191.746           19.15%
                  Smith
                  For the benefit of its
                  customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive E
                  Floor 3
                  Jacksonville, FL 32246-6484
Class R           The John Nuveen Company                496,250.000           35.43%
                  International Growth R
                  Seed Money Account
                  333 West Wacker Drive
                  Chicago, IL 60606

The following table indicates which shareholders are solicited with respect to the proposal considered at the Special Meeting:

-------------------------------------------------------------------------
                                    CLASS A   CLASS B   CLASS C   CLASS R
             PROPOSAL               SHARES    SHARES    SHARES    SHARES
-------------------------------------------------------------------------
1. To approve a new sub-advisory
   agreement for the Fund              X         X         X         X

PROPOSAL 1 -- APPROVAL OR DISAPPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

Background. Nuveen Institutional Advisory Corp. ("NIAC") is the Fund's investment adviser. NIAC has entered into an Investment Sub-Advisory Agreement dated December 17, 1999 (the "CCI Sub-Advisory Agreement") with Columbus Circle Investors, LLC ("CCI") pursuant to which CCI furnishes investment advisory services to the Fund.


Recently, CCI informed the Fund's Board of Trustees (the "Board") that it had made a business decision to focus exclusively on its core domestic equity strategies. As a result, CCI has notified the Board that, effective mid-October, 2002, it will no longer serve as the Fund's sub-adviser. In response, the Board has selected NWQ Investment Management Company, LLC ("NWQ"), an affiliate of NIAC, to replace CCI as the Fund's sub-adviser, subject to shareholder approval. If approved, NWQ would become responsible for management of the Fund's portfolio as soon after the conclusion of the Fund's Special Meeting as is practicable.


In determining that the selection of NWQ was in the best interests of Fund shareholders, the Board gave careful consideration to the following factors:

- the current market environment;
- the Fund's current size and historical performance;
- the availability, or lack thereof, of strong candidates other than NWQ to replace CCI;
- NWQ's investment philosophy, process and track record; and

- the extensive background and experience of NWQ's investment professionals.


Accordingly, at a meeting on August 1, 2002, the Board approved the termination of the CCI Sub-Advisory Agreement and approved NIAC's entering into a new sub-advisory agreement with NWQ (the "New Sub-Advisory Agreement"), subject to shareholder approval. The New Sub-Advisory Agreement is more fully described below. The Investment Company Act of 1940 (the "1940 Act") requires that the New Sub-Advisory Agreement be approved by the Fund's shareholders in order for it to become effective. As more fully explained below, all of the Trustees of the Fund in attendance at the meeting, including the Trustees who are not parties to the Fund's advisory agreement with NIAC, the CCI Sub-Advisory Agreement or the New Sub-Advisory Agreement, or who are not interested persons of the Fund, NIAC or NWQ (the "Independent Trustees"), recommend that the shareholders of the Fund approve the New Sub-Advisory Agreement between NWQ and NIAC. If shareholders of the Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will become effective on or about the date of the Special Meeting. In addition, the Board has approved a name change of the Fund to the Nuveen NWQ International Value Fund subject to shareholder approval of the New Sub-Advisory Agreement.

Description of NWQ. NWQ was purchased by The John Nuveen Company ("JNC") on August 1, 2002. Prior to its purchase, NWQ Investment Management Company, a Massachusetts corporation, was formerly owned by Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation). The purchase by JNC of NWQ was effected by merging NWQ Investment Management Company with and into NWQ, a newly-created member-managed Delaware limited liability company. JNC is the managing member of NWQ. NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed approximately $6.9 billion in assets as of July 31, 2002.



NWQ selects stocks for its clients through a disciplined, value-driven investment strategy that utilizes bottom up fundamental research focusing on both quantitative and qualitative valuation measures. NWQ's research team applies a broad range of quantitative screens such as low price-to-cash flow, low price-to-sales, low price-to-earnings, low price-to-book value and quality of earnings. On a qualitative basis, NWQ focuses on management strength, competitive position, industry fundamentals and corporate strategy. NWQ then looks for a catalyst that NWQ believes will unlock the stock's unrecognized value. A catalyst may include a management change, industry consolidation, a company restructuring or a turn in a company's fundamentals. NWQ also applies a strong sell discipline and considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of NWQ's expectations. NWQ maintains a long-term investment approach and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations. It focuses its active management on security selection in the areas it believes can most enhance portfolio performance.



NWQ's international value investment program primarily selects dollar-denominated foreign securities, including American Depositary Receipts and similar instruments ("ADRs"). ADRs are certificates issued by a U.S. bank that represents a bank's holdings of a stated number of shares of a foreign corporation. Although ADRs are bought and sold in the same manner as U.S. securities and are priced in U.S. dollars, ADRs carry most of the risks of investing directly in foreign equity securities.



The table below presents the historic performance of the NWQ International Value Equity (ADR) Composite (the "Composite"), adjusted to reflect the estimated expenses of the Fund's Class A shares. The Composite reflects all individually managed accounts (as of June 30, 2002, 12 accounts totaling $2.2 million) which have been managed according to substantially similar investment objectives and policies as the Fund would be:



---------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/02)
                           ------------------------------------------------------------
                           YEAR-TO-                                    SINCE COMPOSITE
                             DATE      1-YEAR    2-YEARS    3-YEARS    INCEPTION (1/99)
---------------------------------------------------------------------------------------
On Offer                      4.99%     -0.81%     -1.46%     3.30%           6.21%
On NAV                       11.40%      5.24%      1.50%     5.36%           8.02%
MSCI EAFE Index              -1.62%     -9.49%    -16.85%    -6.78%          -4.79%
---------------------------------------------------------------------------------------


Performance results prior to March 19, 2001 represent the performance of Paul Hechmer, the Portfolio Manager, while employed at a firm prior to joining NWQ. The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the Fund, which affect Fund performance. It is assumed that an investor paid a maximum Class A sales charge of 5.75%, and the Class A estimated gross operating expenses of 1.90% for the current fiscal year were deducted from the Composite's gross-of-fee returns. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Composite's inception date is January, 1999. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance of companies in Europe, Australia and the Far East. As of April 2002, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Index returns assume reinvestment of all net dividends but do not include any brokerage commissions, sales charges or other fees. Net dividends reflect the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. This chart does not represent past or future performance of the Fund.


Impact of the Approval of the New Sub-Advisory Agreement. NWQ and CCI have different investment philosophies, and those differences will affect the way in which the Fund is managed and the composition of the Fund's portfolio. CCI primarily invests directly in securities of medium and large capitalization foreign companies with positive earnings momentum and positive earnings surprises. CCI's growth-oriented investment philosophy is based on the premise that companies doing better than expected will have rising prices while companies producing less than expected results will not. In practice, CCI strives to invest in companies that exceed investors' expectations and sell or avoid those that do not. CCI buys both foreign currency-denominated and dollar-denominated foreign securities and up to 20% of the Fund may be invested in companies located in emerging markets.


In contrast, NWQ primarily invests in dollar-denominated securities of foreign companies with small, medium and large capitalizations that are selected on an opportunistic basis. NWQ tries to identify statistically undervalued companies where a catalyst exists to recognize value or improve a company's profitability. While NWQ's practice of investing in dollar-denominated securities may limit the number of securities available for the Fund, NWQ and Fund management believe that this approach will provide adequate portfolio management flexibility.



As a result of the foregoing differences, the selection of NWQ to replace CCI is expected to result in a change in the composition of the Fund's investment portfolio, reflecting the change in the Fund's investment style from a growth fund to a value fund. While the change in investment style is a non-fundamental policy that does not require shareholder approval, the New Sub-Advisory Agreement must be approved by shareholders. Also, the Fund will pay the one-time brokerage costs associated with these changes, but thereafter the Fund's annualized portfolio turnover rate is expected to be lower than current levels. In addition, if the Fund recognizes net capital gains as a result of the anticipated changes to the Fund's investment portfolio, the Fund may be required to make taxable capital gain distributions to shareholders. However, it is not anticipated that the Fund will recognize net capital gains.


AFTER CONSIDERING ALL OF THE FACTORS PRESENTED IN THIS PROXY STATEMENT AND SUCH OTHER INFORMATION THE BOARD OF TRUSTEES DEEMED RELEVANT, THE BOARD OF TRUSTEES APPROVED THE SELECTION OF NWQ TO SERVE AS SUB-ADVISER TO THE FUND AND THE NEW SUB-ADVISORY AGREEMENT.

Approval of New Sub-Advisory Agreement. The Board met in person for the purpose of considering whether it would be in the best interests of the Fund and its shareholders to terminate the CCI Sub-Advisory Agreement and approve the New Sub-Advisory Agreement between NWQ and NIAC. At its meeting and for reasons discussed below (see "The Board's Considerations"), the Board, including the Independent Trustees, by a unanimous vote of the Trustees in attendance at the meeting, approved the termination of the CCI Sub-Advisory Agreement and the New Sub-Advisory Agreement and recommended its approval by the Fund's shareholders. The New Sub-Advisory Agreement is substantially identical to the form included as Exhibit B, and all references in the Proxy Statement to the New Sub-Advisory Agreement are qualified in their entirety by such form.



The terms of the New Sub-Advisory Agreement are substantially similar to those of the CCI Sub-Advisory Agreement, except for fees payable to NWQ by NIAC, the change in the sub-adviser from CCI to NWQ and the dates of termination and effectiveness. As discussed below under "Compensation", the fees payable to NWQ by NIAC under the New Sub-Advisory Agreement will be higher than the fees currently paid by NIAC to CCI. There will be no change in the fees payable by the Fund to NIAC under its investment management agreement with NIAC. Certain of the terms of the CCI Sub-Advisory Agreement are described below and, except as provided above, the New Sub-Advisory Agreement will contain substantially identical terms. If approved by the shareholders, the New Sub-Advisory Agreement will expire on August 1, 2003. The New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. In the event that the shareholders of the Fund do not approve the New Sub-Advisory Agreement, the CCI Sub-Advisory Agreement (as described below) will remain in effect until expiration or termination and the Board will take such action as it deems to be in the best interests of the Fund and its shareholders. Such actions may include seeking another sub-adviser or terminating the Fund.



The CCI Sub-Advisory Agreement. The CCI Sub-Advisory Agreement provides that, subject always to the supervision of the Fund's Board of Trustees and NIAC, CCI furnishes an investment program in respect of, makes investment decisions for, and places all orders for the purchase and sale of securities for the Fund, all on behalf of the Fund. In the performance of its duties, CCI is required, among other things, to satisfy its fiduciary duties to the Fund, monitor the Fund's investments, and comply with the provisions of Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. CCI is also required to report to the Board and to NIAC with respect to the implementation of such program, prepare necessary books and records and make persons available to communicate with the Board and NIAC. In addition, CCI is authorized to select the brokers or dealers that execute the purchases and sales of portfolio securities for the Fund.


Expenses Paid by the Sub-Adviser. The CCI Sub-Advisory Agreement also provides that CCI pays all expenses incurred by it in connection with its activities under the CCI Sub-Advisory Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Fund.

Compensation. Pursuant to the investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee, payable on a monthly basis, for the services and facilities provided by NIAC according to the following schedule:


------------------------------------------------------------
AVERAGE DAILY NET ASSET VALUE            FUND MANAGEMENT FEE
------------------------------------------------------------
For the first $125 million                  1.0500 of 1%
For the next $125 million                   1.0375 of 1%
For the next $250 million                   1.0250 of 1%
For the next $500 million                   1.0125 of 1%
For the next $1 billion                     1.0000 of 1%
For assets over $2 billion                  0.9750 of 1%
------------------------------------------------------------


This compensation, and the shareholders' management fee expenses, will not change as a result of the approval of the New Sub-Advisory Agreement.


The CCI Sub-Advisory Agreement provides that CCI will receive from NIAC a portfolio management fee based on daily net assets at the following annual rate that accrues daily and is paid monthly according to the following schedule:



-----------------------------------------------------------
                                                ANNUAL RATE
DAILY NET ASSETS                                  OF FEE
-----------------------------------------------------------
For the first $1 billion                        0.30 of 1%
For assets over $1 billion                      0.25 of 1%
-----------------------------------------------------------



For the most recent fiscal year ended July 31, 2002, NIAC received from the Fund $261,365 in advisory fees (net of reimbursements) and CCI received $74,700 in sub-advisory fees.



The New Sub-Advisory Agreement provides that NWQ will receive from NIAC a portfolio management fee of 50% of the management fee received by NIAC from the Fund, net of expense reimbursements to the Fund and certain other costs borne by NIAC.


Limitation on Liability. The CCI Sub-Advisory Agreement also provides that NIAC will not take any action against CCI to hold CCI liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of CCI's duties under the CCI Sub-Advisory Agreement, except for a loss resulting from CCI's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the CCI Sub-Advisory Agreement.


Termination. The CCI Sub-Advisory Agreement provides that it may be terminated at any time without the payment of any penalty by NIAC on sixty (60) days' written notice to CCI. The CCI Sub-Advisory Agreement may also be terminated by CCI as of July 31 of any year after 2001 without payment of any penalty upon sixty (60) days' prior written notice to NIAC. In addition, the CCI Sub-Advisory Agreement may be terminated by the Nuveen Investment Trust II, with respect to the Fund, by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund on sixty (60) days' written notice to CCI by the Fund.


The CCI Sub-Advisory Agreement may also be terminated with respect to the Fund at any time without the payment of any penalty, by NIAC, the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) in the event that it is established by a court of competent jurisdiction that CCI or any officer or director of CCI has taken any action which resulted in a breach of the covenants of CCI set forth in the CCI Sub-Advisory Agreement. The CCI Sub-Advisory Agreement was executed on December 17, 1999.



The Board's Considerations. In determining whether to replace CCI as the Fund's sub-adviser and approve the New Sub-Advisory Agreement with NWQ, the Board evaluated the implications of CCI's decision to no longer serve as the Fund's sub-adviser effective mid-October, 2002. In determining that the selection of NWQ was in the best interests of Fund shareholders, the Board gave careful consideration to the following factors:


- the current market environment;
- the Fund's current size and historical performance;
- the availability, or lack thereof, of strong candidates other than NWQ to replace CCI;
- NWQ's investment philosophy, process and track record; and
- the extensive background and experience of NWQ's investment professionals.


Based upon its review of NWQ and the current market environment for the Fund, the Board believes that the New Sub-Advisory Agreement will enable the Fund to obtain investment advisory services of high quality at costs which it and NIAC deem appropriate and reasonable under the circumstances, and that approval of the New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board approved the New Sub-Advisory Agreement and its submission to the shareholders for their approval and recommended that shareholders approve the New Sub-Advisory Agreement.



Information About NWQ. The principal executive officers and directors of NWQ and their principal occupations are as follows: Michael Mendez, President and Chief Executive Officer; Jon Bosse, Chief Investment Officer; and Edward Friedel, Managing Director. The business address of NWQ and each of the foregoing individuals is 2049 Century Park East, 4th Floor, Los Angeles, California 90067. NWQ is organized as a member-managed limited liability company, and its sole managing member is The John Nuveen Company.


Shareholder Approval. To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the Class A, Class B, Class C and Class R shareholders voting together as a single class. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The New Sub-Advisory Agreement was approved by the Board of the Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

The Board recommends that shareholders of the Fund vote FOR approval of the New Sub-Advisory Agreement for the Fund.

INFORMATION ABOUT THE FUND'S INVESTMENT ADVISER


NIAC, located at 333 West Wacker Drive, Chicago, Illinois, serves as the investment adviser for the Fund. The principal executive officer of NIAC is Timothy R. Schwertfeger, who also serves as Chairman of the Board of Directors of NIAC. John P. Amboian serves as President and Director of NIAC. The business address of NIAC and such persons is 333 West Wacker Drive, Chicago, Illinois 60606. NIAC is a wholly owned subsidiary of JNC, which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen Investments acts as principal underwriter for shares of the Fund. Nuveen Investments is located at 333 West Wacker Drive, Chicago, Illinois 60606. The Board of Trustees of the Fund renewed its investment management agreement with NIAC on August 1, 2002 for an additional one-year term. The Board also approved the renewal of the CCI Sub-Advisory Agreement on August 1, 2002.


SHAREHOLDER PROPOSALS


The Fund is a series of the Nuveen Investment Trust II (the "Trust"). The Trust does not hold regularly scheduled meetings of its shareholders. Proposals of shareholders of the Fund intended to be presented at the next meeting of shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting for inclusion in the proxy statement for that meeting. Timely submission of a proposal does not mean that such proposal will be included.


EXPENSES OF PROXY SOLICITATION


The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement, and all other costs in connection with the solicitation of proxies will be paid by the Fund. Additional solicitation may be made by letter, telephone or telegraph by officers of the Fund, by officers or employees of Nuveen Investments or NIAC, or by dealers and their representatives. The Fund has engaged D. F. King to assist in the solicitation of proxies at an estimated cost of $2,500 plus reasonable expenses that will be paid by the Fund.


ANNUAL REPORT DELIVERY

The Fund's annual report for the fiscal year ended July 31, 2002, will be sent following the Fund's fiscal year to shareholders then of record as soon as it is available. The Fund will furnish, without charge, a copy of its annual and semi-annual reports to shareholders upon request once they are available. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or Proxy Statement, or, for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

GENERAL


Management does not intend to present and does not have reason to believe that others will present any other items of business at the Fund's Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies. Shareholders do not have dissenters' or appraisal rights with respect to the matter to be acted upon at the Special Meeting.


A list of shareholders entitled to be present and to vote at the Fund's Special Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of the Special Meeting.

Failure of a quorum to be present at the Fund's Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Fund's By-laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO VOTE YOUR SHARES PROMPTLY.

Gifford R. Zimmerman
Vice President and Secretary

                                   EXHIBIT A

TRUSTEES OF THE FUND

The following table sets forth information with respect to each Trustee of the Fund, such as the positions held with the Fund, the term of office and length of time served, the principal occupation of each Trustee during the past five years, the number of portfolios in the Nuveen Fund complex overseen by each Trustee, and other directorships held by each Trustee.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                                                               PORTFOLIOS IN
                            POSITION(S)       TERM OF OFFICE                                                   FUND COMPLEX
    NAME, ADDRESS AND          HELD           AND LENGTH OF                 PRINCIPAL OCCUPATION(S)              OVERSEEN
      DATE OF BIRTH          WITH FUND        TIME SERVED(1)                  DURING PAST 5 YEARS               BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
Trustees who are not
interested persons of the
Fund
James E. Bacon             Trustee        - Term - Indefinite     Treasurer, Cathedral of St. John the Divine        18
333 West Wacker Drive                     - Length of Service -   (New York City) 1997-present; formerly,
Chicago, IL 60606                          Since inception        Director of Lone Star Industries, Inc.
(2/27/31)                                                         (1992-1999); previously, Director and
                                                                  Executive Vice President of U.S. Trust
                                                                  Corporation and Trustee of United States
                                                                  Trust Company of New York.

William E. Bennett         Trustee        - Term - Indefinite     Private Investor; previously President and         18
333 West Wacker Drive                     - Length of Service -   C.E.O., Draper & Kramer, Inc. (a private
Chicago, IL 60606                          Since 2001             company that handles mortgage banking, real
(10/16/46)                                                        estate development, pension advising and
                                                                  real estate management) (1995-1998).

Jack B. Evans              Trustee        - Term - Indefinite     President, The Hall-Perrine Foundation (a          18
333 West Wacker Drive                     - Length of Service -   private philanthropic corporation);
Chicago, IL 60606                          Since inception        Director, Alliant Energy; Director and Vice
(10/22/48)                                                        Chairman United Fire & Casualty Company;
                                                                  Director, Federal Reserve Bank of Chicago;
                                                                  previously President and Chief Operating
                                                                  Officer, SCI Financial Group, Inc. (a
                                                                  regional financial services firm).

-------------------------  ------------
                              OTHER
                            DIRECTOR-
                              SHIPS
    NAME, ADDRESS AND        HELD BY
      DATE OF BIRTH          TRUSTEE
-------------------------  ------------
Trustees who are not
interested persons of the
Fund
James E. Bacon                      N/A
333 West Wacker Drive
Chicago, IL 60606
(2/27/31)

William E. Bennett                  N/A
333 West Wacker Drive
Chicago, IL 60606
(10/16/46)

Jack B. Evans                       See
333 West Wacker Drive         Principal
Chicago, IL 60606            Occupation
(10/22/48)                 description.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                                                               PORTFOLIOS IN
                            POSITION(S)       TERM OF OFFICE                                                   FUND COMPLEX
    NAME, ADDRESS AND          HELD           AND LENGTH OF                 PRINCIPAL OCCUPATION(S)              OVERSEEN
      DATE OF BIRTH          WITH FUND        TIME SERVED(1)                  DURING PAST 5 YEARS               BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
William L. Kissick(2)      Trustee        - Term - Indefinite     Emeritus Professor, School of Medicine and         18
333 West Wacker Drive                     - Length of Service -   the Wharton School of Management and former
Chicago, IL 60606                         Since inception         Chairman, Leonard Davis Institute of Health
(7/29/32)                                                         Economics, University of Pennsylvania;
                                                                  Adjunct Professor, Health Policy and
                                                                  Management, Yale University.
Thomas E. Leafstrand       Trustee        - Term - Indefinite     Retired; previously, Vice President in             18
333 West Wacker Drive                     - Length of Service -   charge of Municipal Underwriting, Trading,
Chicago, IL 60606                          Since inception        and Dealer Sales at The Northern Trust
(11/11/31)                                                        Company.
Sheila W. Wellington       Trustee        - Term - Indefinite     President of Catalyst (a not-for-profit            18
333 West Wacker Drive                     - Length of Service -   organization focusing on women's leadership
Chicago, IL 60606                          Since inception        development in business and the
(2/24/32)                                                         professions).

-------------------------  ------------
                              OTHER
                            DIRECTOR-
                              SHIPS
    NAME, ADDRESS AND        HELD BY
      DATE OF BIRTH          TRUSTEE
-------------------------  ------------
William L. Kissick(2)               N/A
333 West Wacker Drive
Chicago, IL 60606
(7/29/32)
Thomas E. Leafstrand                N/A
333 West Wacker Drive
Chicago, IL 60606
(11/11/31)
Sheila W. Wellington                N/A
333 West Wacker Drive
Chicago, IL 60606
(2/24/32)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                                                               PORTFOLIOS IN
                            POSITION(S)       TERM OF OFFICE                                                   FUND COMPLEX
    NAME, ADDRESS AND          HELD           AND LENGTH OF                 PRINCIPAL OCCUPATION(S)              OVERSEEN
      DATE OF BIRTH          WITH FUND        TIME SERVED(1)                  DURING PAST 5 YEARS               BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
Trustee who is an
interested person of the
Fund
*Timothy R.                Chairman,      - Term - Indefinite     Chairman (since May 1999), President and          130
Schwertfeger(2)(3)         President and  - Length of Service -   Trustee of the funds advised by Nuveen
333 West Wacker Drive      Trustee         Since inception        Institutional Advisory Corp. (since July
Chicago, IL 60606                                                 1996) and the funds advised by Nuveen
(3/28/49)                                                         Senior Loan Asset Management Inc. (since
                                                                  1999); Chairman (since July 1996) and
                                                                  Director of The John Nuveen Company, Nuveen
                                                                  Investments, Nuveen Advisory Corp., Nuveen
                                                                  Institutional Advisory Corp. and the funds
                                                                  advised by Nuveen Advisory Corp.; Chairman
                                                                  and Director (since January 1997) of Nuveen
                                                                  Asset Management, Inc.; Chairman and
                                                                  Director of Rittenhouse Financial Services,
                                                                  Inc. (since March 1999); Chief Executive
                                                                  Officer and Director of Nuveen Senior Loan
                                                                  Asset Management Inc. (since September
                                                                  1999).
----------------------------------------------------------------------------------------------------------------------------

-------------------------  ------------
                              OTHER
                            DIRECTOR-
                              SHIPS
    NAME, ADDRESS AND        HELD BY
      DATE OF BIRTH          TRUSTEE
-------------------------  ------------
Trustee who is an
interested person of the
Fund
*Timothy R.                         See
Schwertfeger(2)(3)            Principal
333 West Wacker Drive        Occupation
Chicago, IL 60606          description.
(3/28/49)
-------------------------


* "Interested Person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's investment adviser, NIAC.


(1) Trustees serve an indefinite term until his/her successor is elected.



(2) As of February 28, 2002, Mr. Kissick owned 42 common shares of the Fund and Mr. Schwertfeger owned 5,527 common shares of the Fund.



(3) During the Fund's fiscal year ended July 31, 2002, Mr. Schwertfeger purchased 220,000 shares of JNC stock and sold 246,777 shares of JNC stock.



In addition to the Fund, the Trustees are also Trustees of 9 open-end funds and 9 closed-end funds advised by NIAC. In addition, Mr. Schwertfeger is a director of 82 closed-end funds and 30 open-end funds advised by Nuveen Advisory Corp.

THE FUND'S OFFICERS

The following table sets forth information with respect to each officer of the Fund, other than Mr. Schwertfeger who is a Trustee and is included in the table relating to the Trustees of the Fund. Officers of the Fund receive no compensation from the Fund. The term of office of all officers will expire in July 2003. The Board will consider the election of officers in July 2003.

--------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE
NAME, ADDRESS AND           POSITION(S) HELD          AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                   WITH FUND              TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson        Vice President       - Term - Until July 2003   Vice President (since January 2002), formerly
333 West Wacker Drive,                          - Length of Service -      Assistant Vice President (since March 2000),
Chicago, IL 60606                                Since 2002                previously, Associate of Nuveen Investments.
(2/3/66)
Peter H. D'Arrigo          Vice President and   - Term - Until July 2003   Vice President of Nuveen Investments (since
333 West Wacker Drive,     Treasurer            - Length of Service -      January 1999); prior thereto, Assistant Vice
Chicago, IL 60606                                Since inception           President from January 1997 to January 1999;
(11/28/67)                                                                 formerly, Associate of Nuveen Investments; Vice
                                                                           President and Treasurer of Nuveen Senior Loan
                                                                           Asset Management Inc. (since September 1999);
                                                                           Chartered Financial Analyst.
Susan M. DeSanto           Vice President       - Term - Until July 2003   Vice President of the Nuveen Advisory Corp. and
333 West Wacker Drive,                          - Length of Service -      Nuveen Institutional Advisory Corp. advised
Chicago, IL 60606                                Since 2001                funds since August 2001; previously, Vice
(9/8/54)                                                                   President of Van Kampen Investment Advisory
                                                                           Corp. (since 1998); prior thereto Assistant
                                                                           Vice President of Van Kampen Investment
                                                                           Advisory Corp. (since 1994).

-------------------------  -------------
                             NUMBER OF
                           PORTFOLIOS IN
                           FUND COMPLEX
NAME, ADDRESS AND            SERVED BY
DATE OF BIRTH                 OFFICER
-------------------------  -------------
Michael T. Atkinson            130
333 West Wacker Drive,
Chicago, IL 60606
(2/3/66)
Peter H. D'Arrigo              130
333 West Wacker Drive,
Chicago, IL 60606
(11/28/67)
Susan M. DeSanto               130
333 West Wacker Drive,
Chicago, IL 60606
(9/8/54)

--------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE
NAME, ADDRESS AND           POSITION(S) HELD          AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                   WITH FUND              TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger         Vice President and   - Term - Until July 2003   Vice President (since January 2002) and
333 West Wacker Drive,     Assistant Secretary  - Length of Service -      Assistant General Counsel (since 1998),
Chicago, IL 60606                               Since 2002                 formerly Assistant Vice President (since May
(9/24/64)                                                                  1998) of Nuveen Investments; Vice President and
                                                                           Assistant Secretary (since May 2002), formerly
                                                                           Assistant Vice President (since 1998) of Nuveen
                                                                           Advisory Corp. and Nuveen Institutional
                                                                           Advisory Corp; prior thereto, Associate at the
                                                                           law firm D'Ancona Partners LLC.
Lorna C. Ferguson          Vice President       - Term - Until July 2003   Vice President of Nuveen Investments (since
333 West Wacker Drive,                          - Length of Service -      January 1998); Vice President of Nuveen
Chicago, IL 60606                                Since inception           Advisory Corp. and Nuveen Institutional
(10/24/45)                                                                 Advisory Corp.
William M. Fitzgerald      Vice President       - Term - Until July 2003   Managing Director (since 2001) and Vice
333 West Wacker Drive,                          - Length of Service -      President (since 1995) of Nuveen Advisory Corp.
Chicago, IL 60606                                Since inception           and Nuveen Institutional Advisory Corp.;
(3/2/64)                                                                   Chartered Financial Analyst.
Stephen D. Foy             Vice President and   - Term - Until July 2003   Vice President of Nuveen Investments and (since
333 West Wacker Drive,     Controller           - Length of Service -      May 1998) The John Nuveen Company; Certified
Chicago, IL 60606                                Since inception           Public Accountant.
(5/31/54)
David J. Lamb              Vice President       - Term - Until July 2003   Vice President of Nuveen Investments (since
333 West Wacker Drive,                          - Length of Service -      March 2000), prior thereto, Assistant Vice
Chicago, IL 60606                                Since 2000                President (since January 1999), formerly
(3/22/63)                                                                  Associate of Nuveen Investments; Certified
                                                                           Public Accountant.
Tina M. Lazar              Vice President       - Term - Until July 2003   Vice President of Nuveen Investments (since
333 West Wacker Drive,                          - Length of Service -      1999), prior thereto, Assistant Vice President
Chicago, IL 60606                                Since 2002                (since 1993).
(8/27/61)

-------------------------  -------------
                             NUMBER OF
                           PORTFOLIOS IN
                           FUND COMPLEX
NAME, ADDRESS AND            SERVED BY
DATE OF BIRTH                 OFFICER
-------------------------  -------------
Jessica R. Droeger             130
333 West Wacker Drive,
Chicago, IL 60606
(9/24/64)
Lorna C. Ferguson              130
333 West Wacker Drive,
Chicago, IL 60606
(10/24/45)
William M. Fitzgerald          130
333 West Wacker Drive,
Chicago, IL 60606
(3/2/64)
Stephen D. Foy                 130
333 West Wacker Drive,
Chicago, IL 60606
(5/31/54)
David J. Lamb                  130
333 West Wacker Drive,
Chicago, IL 60606
(3/22/63)
Tina M. Lazar                  130
333 West Wacker Drive,
Chicago, IL 60606
(8/27/61)

--------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE
NAME, ADDRESS AND           POSITION(S) HELD          AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                   WITH FUND              TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Larry W. Martin            Vice President and   - Term - Until July 2003   Vice President, Assistant Secretary and
333 West Wacker Drive,     Assistant Secretary  - Length of Service -      Assistant General Counsel of Nuveen
Chicago, IL 60606                               Since inception            Investments; Vice President and Assistant
(7/27/51)                                                                  Secretary of Nuveen Advisory Corp., Nuveen
                                                                           Institutional Advisory Corp. and Nuveen Senior
                                                                           Loan Asset Management Inc. (since September
                                                                           1999); Assistant Secretary of The John Nuveen
                                                                           Company; Assistant Secretary of Nuveen Asset
                                                                           Management (since January 1997).
Edward F. Neild, IV        Vice President       - Term - Until July 2003   Managing Director (since 2002), formerly, Vice
333 West Wacker Drive,                          - Length of Service -      President (since September 1996) of Nuveen
Chicago, IL 60606                                Since inception           Institutional Advisory Corp. and Nuveen
(7/7/65)                                                                   Advisory Corp.; Chartered Financial Analyst.
Gifford R. Zimmerman       Vice President and   - Term-Until July 2003     Managing Director (since 2002), Assistant
333 West Wacker Drive,     Secretary            - Length of Service -      Secretary and Associate General Counsel,
Chicago, IL 60606                                Since inception           formerly, Vice President, of Nuveen
(9/9/56)                                                                   Investments; Managing Director (since 2002),
                                                                           General Counsel and Assistant Secretary,
                                                                           formerly, Vice President, of Nuveen Advisory
                                                                           Corp. and Nuveen Institutional Advisory Corp.;
                                                                           Managing Director (since 2002) and Assistant
                                                                           Secretary, formerly, Vice President of Nuveen
                                                                           Senior Loan Asset Management Inc. (since
                                                                           September 1999); Managing Director and
                                                                           Assistant Secretary of Nuveen Asset Management
                                                                           Inc.; Assistant Secretary of The John Nuveen
                                                                           Company; Chartered Financial Analyst.
--------------------------------------------------------------------------------------------------------------------------

-------------------------  -------------
                             NUMBER OF
                           PORTFOLIOS IN
                           FUND COMPLEX
NAME, ADDRESS AND            SERVED BY
DATE OF BIRTH                 OFFICER
-------------------------  -------------
Larry W. Martin                130
333 West Wacker Drive,
Chicago, IL 60606
(7/27/51)
Edward F. Neild, IV            130
333 West Wacker Drive,
Chicago, IL 60606
(7/7/65)
Gifford R. Zimmerman           130
333 West Wacker Drive,
Chicago, IL 60606
(9/9/56)
-------------------------

                                                                       EXHIBIT B

                       FORM OF NEW SUB-ADVISORY AGREEMENT

                       INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT MADE THIS      of           , 2002 by and between Nuveen Institutional
Advisory Corp., a Delaware corporation and a registered investment adviser ("Manager"), and NWQ Investment Management Company, LLC, a limited liability company and a registered investment adviser ("Sub-Adviser").

WHEREAS, Manager is the investment manager for the Nuveen NWQ International Value Fund series (the "Fund") of Nuveen Investment Trust II (the "Trust") (formerly, the Nuveen International Growth Fund), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2. Services to be Performed. Subject always to the supervision of Trust's Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund, all on behalf of the Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Trust, will monitor the Fund's investments, and will comply with the provisions of Trust's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. Manager will provide Sub-Adviser with current copies of the Trust's Declaration of Trust, By-laws, prospectus and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser's performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of the Trust's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or the Fund, or be in breach of any obligation owing to the Trust or the Fund under this Agreement, or otherwise, solely by reason of its having caused the Trust to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Trust in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Trust, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Trust such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of either the Trust, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act;

Sub-Adviser further agrees that it:

(a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b) will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c) will report regularly to Manager and to the Board of Trustees of the Trust and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager; and

(d) will prepare such books and records with respect to the Fund's securities transactions as requested by the Manager and will furnish Manager and Trust's Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.

3. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Trust.


4. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee based on daily net assets at the annual rate of 50% of the management fees received by Manager under its Investment Management Agreement with respect to the Fund, net of any expense reimbursements, fee waivers or program service fees payable by Manager with respect to the Fund.

The management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Trust, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Trust's net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

5. Services to Others. Manager understands, and has advised Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to one other investment company that is not a series of the Trust, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full such efforts and service to the Trust. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts or for managing its own accounts.

6. Limitation of Liability. Manager will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of Sub-Adviser's duties under this Agreement, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

7. Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the date on which it is approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until August 1, 2003 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager on sixty (60) days' written notice to the Sub-Adviser. This Agreement may be terminated by the Sub-Adviser as of July 31 of any year after 2001 without payment of any penalty upon sixty (60) days' prior written notice to the Manager. This Agreement may also be terminated by the Trust with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund on sixty (60) days' written notice to the Sub-Adviser by the Trust.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. This Agreement shall automatically terminate in the event the Investment Management Agreement between the Manager and the Trust is terminated, assigned or not renewed.

8. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party


If to the Manager:               If to the Sub-Adviser:

Nuveen Institutional Advisory    NWQ Investment Management
Corp.                            Company, LLC
333 West Wacker Drive            2049 Century Park East, 4th
Chicago, Illinois 60606          Floor
Attention: Mr. John P.           Los Angeles, CA 90067
Amboian                          Attention: Mr. Michael Mendez
With a copy to:

The John Nuveen Company
333 West Wacker Drive
Chicago, Illinois 60606
Attention: General Counsel


or such address as such party may designate for the receipt of such notice.

9. Limitations on Liability. All parties hereto are expressly put on notice of the Trust's Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Trust entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but are binding upon only the assets and property of the Trust, and persons dealing with the Trust must look solely to the assets of the Trust and those assets belonging to the subject Fund, for the enforcement of any claims.

10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

11. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.


NUVEEN INSTITUTIONAL ADVISORY          NWQ INVESTMENT MANAGEMENT
CORP., a Delaware corporation          COMPANY, LLC
                                       a limited liability company

By:                                    By:
---------------------------------      ---------------------------------
Title: Managing Director               Title:
                                       ---------------------------------

[NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787


www.nuveen.com                                                          INTL0802

[NUVEEN LOGO]
NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1286
(800) 257-8787


                         SPECIAL MEETING OF SHAREHOLDERS

                  CLASS A, CLASS B, CLASS C AND CLASS R SHARES

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE SPECIAL MEETING
OF SHAREHOLDERS, OCTOBER 4, 2002

         The special meeting of shareholders will be held Friday, October 4, 2002, at 10:30 a.m. Central Time, in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the attached Proxy Statement. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the special meeting of shareholders to be held on October 4, 2002, or any adjournment or adjournments thereof.

         You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                                                                [CONTROL NUMBER]
--------------------------------------------------------------------------------

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

NUVEEN INTERNATIONAL GROWTH FUND

VOTE ON PROPOSAL

1.        FOR APPROVAL OF NEW SUB-ADVISORY     FOR      AGAINST     ABSTAIN
          AGREEMENT                            [ ]        [ ]         [ ]

         WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE

COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE ((800) 690-6903) OR OVER THE INTERNET (www.proxyvote.com).

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

         THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THIS PROXY.

         Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.

------------------------------------------   -----------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date   Signature [JOINT OWNERS]       Date


                                      -2-